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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  May 20, 1994

                         Commission file number   1-41

                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                                   94-3019135
                   --------                                                   ----------
 (State or other jurisdiction of incorporation or                 (I.R.S. Employer Indentification No.)
                organization)

             FOURTH AND JACKSON STREETS
                 OAKLAND, CALIFORNIA                                              94660
                 -------------------                                              -----
       (Address of principal executive offices)                                 (Zip Code)

  Registrant's telephone number, including area code                          (510) 891-3000
                                                                              --------------

                                Not Applicable
             (Former name, former address and former fiscal year,
                        if changed since last report.)
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                                  SAFEWAY INC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    The following exhibits are filed as part of this Report:

                 12.1     Computation of Ratio of Earnings to Fixed Charges





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SAFEWAY INC.
                                   REGISTRANT



 Date:    May 20, 1994                       By:  /s/  F. J. Dale
          ------------                            -----------------
                                                  F. J. Dale
                                                  Group Vice President
                                                  Finance





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